Almost Family, Inc. and Subsidiaries

Results of Operations – Supplemental Quarterly Data

                                                                                 Results of Operations                                                               Exhibit 99.1

(In thousands)

	2014				2015				2016				2017
Consolidated	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net service revenues:
Home Health	$ 93,172	$ 96,642	$ 94,905	$ 95,456	$ 99,271	$ 97,557	$ 98,109	$ 105,196	$ 109,422	$ 110,340	$ 108,138	$ 107,068	$ 151,155
Other Home-Based Services	26,860	28,294	28,838	29,118	29,025	29,679	31,072	38,854	39,884	40,012	41,975	40,675	45,598
Healthcare Innovations	307	256	1,798	182	103	130	2,051	1,167	4,392	5,644	10,308	5,684	4,559
	120,339	125,192	125,541	124,756	128,399	127,366	131,232	145,217	153,698	155,996	160,421	153,427	201,312
Operating income before corporate expenses:
Home Health	8,860	12,425	11,116	10,421	12,290	12,438	11,999	12,881	15,041	15,267	12,657	13,599	19,882
Other Home-Based Services	2,528	3,521	3,195	3,286	3,008	3,648	3,142	4,636	3,671	3,051	2,501	4,296	3,814
Healthcare Innovations	(255)	(427)	1,077	(408)	(517)	(402)	485	(783)	(673)	720	5,051	559	(343)
	11,133	15,519	15,388	13,299	14,781	15,684	15,626	16,734	18,039	19,038	20,209	18,454	23,353

Corporate expenses	5,770	7,332	6,402	6,054	6,912	6,849	6,234	6,310	7,694	6,951	6,981	7,339	9,058
Deal, transition and other costs	3,115	1,243	1,655	(709)	406	203	(1,306)	4,835	2,609	2,589	2,257	4,387	7,231
Operating income	2,248	6,944	7,331	7,954	7,463	8,632	10,698	5,589	7,736	9,498	10,971	6,728	7,064
Interest expense, net	(347)	(329)	(401)	(365)	(447)	(457)	(559)	(823)	(1,332)	(1,604)	(1,399)	(1,442)	(1,897)
Net (gain) loss - noncontrolling interests	189	(36)	(338)	424	365	228	(262)	137	190	133	(1,012)	170	(760)
Net income before income taxes	2,090	6,579	6,592	8,013	7,381	8,403	9,877	4,903	6,594	8,027	8,560	5,456	4,407
Income tax expense	(817)	(2,618)	(2,810)	(3,266)	(2,987)	(3,393)	(2,078)	(2,097)	(2,677)	(3,250)	(3,194)	(1,864)	(774)
Net income attributable to Almost Family, Inc.	$ 1,273	$ 3,961	$ 3,782	$ 4,747	$ 4,394	$ 5,010	$ 7,799	$ 2,806	$ 3,917	$ 4,777	$ 5,366	$ 3,592	$ 3,633

Almost Family, Inc. and Subsidiaries

Results of Operations – Supplemental Quarterly Data

Home Health

(In thousands, except for statistics)

	2014				2015				2016				2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net service revenues	$ 93,172	$ 96,642	$ 94,905	$ 95,456	$ 99,271	$ 97,557	$ 98,109	$ 105,196	$ 109,422	$ 110,340	$ 108,138	$ 107,068	$ 151,155
Cost of service revenues	46,612	46,268	46,877	46,706	47,975	46,390	47,862	51,447	52,459	53,629	53,966	52,690	73,521
Gross margin	46,560	50,374	48,028	48,750	51,296	51,167	50,247	53,749	56,963	56,711	54,172	54,378	77,634
General and administrative expenses:
Salaries and benefits	27,121	27,952	27,122	28,139	28,663	28,147	28,250	29,721	30,230	30,179	30,968	30,595	41,892
Other	10,579	9,997	9,790	10,190	10,343	10,582	9,998	11,147	11,692	11,265	10,547	10,184	15,860
Total general and administrative expenses	37,700	37,949	36,912	38,329	39,006	38,729	38,248	40,868	41,922	41,444	41,515	40,779	57,752
Operating income before corporate expenses	$ 8,860	$ 12,425	$ 11,116	$ 10,421	$ 12,290	$ 12,438	$ 11,999	$ 12,881	$ 15,041	$ 15,267	$ 12,657	$ 13,599	$ 19,882

Margin Analysis % of Revenue
Cost of service revenue	50.0%	47.9%	49.4%	48.9%	48.3%	47.6%	48.8%	48.9%	47.9%	48.6%	49.9%	49.2%	48.6%
G & A - salaries and benefits	29.1%	28.9%	28.6%	29.5%	28.9%	28.9%	28.8%	28.3%	27.6%	27.4%	28.6%	28.6%	27.7%
G & A - other	11.4%	10.3%	10.3%	10.7%	10.4%	10.8%	10.2%	10.6%	10.7%	10.2%	9.8%	9.5%	10.5%
Contribution	9.5%	12.9%	11.7%	10.9%	12.4%	12.7%	12.2%	12.2%	13.7%	13.8%	11.7%	12.7%	13.2%

Number of locations	171	172	158	159	159	161	163	164	163	162	168	168	240

All payors:
Admissions	25,106	24,545	24,371	24,612	26,279	24,920	24,759	26,423	28,432	27,410	25,788	25,946	41,457
Census	19,722	20,055	20,086	19,637	19,846	20,374	21,014	22,470	23,092	23,441	23,177	22,210	31,333
Visits	611,044	637,361	627,517	631,145	642,592	638,479	645,589	694,783	736,159	735,138	711,998	686,982	969,354
Cost per visit	$ 76	$ 73	$ 75	$ 74	$ 75	$ 73	$ 74	$ 74	$ 71	$ 73	$ 76	$ 77	$ 76
G&A expense per census	$ 1,912	$ 1,892	$ 1,838	$ 1,952	$ 1,965	$ 1,901	$ 1,820	$ 1,819	$ 1,815	$ 1,768	$ 1,791	$ 1,836	$ 1,843

Episodic:
Admissions	19,413	19,187	18,886	19,053	20,897	19,809	19,406	20,229	21,612	20,932	20,751	21,106	31,290
Census	16,423	16,790	16,709	16,312	16,581	16,999	17,081	17,467	17,695	18,010	18,045	17,827	24,148
Episodes	28,285	30,594	30,229	30,115	31,304	30,976	30,355	31,570	32,540	32,775	32,260	32,428	45,891
Visits	518,412	542,035	530,702	530,304	546,858	540,754	542,314	569,001	587,692	589,116	574,505	566,227	768,012
Revenue	84,275	87,554	85,831	85,839	90,334	88,760	87,177	90,468	95,432	95,305	94,709	94,255	130,069
Revenue per episode	$ 2,979	$ 2,862	$ 2,839	$ 2,850	$ 2,886	$ 2,865	$ 2,872	$ 2,866	$ 2,933	$ 2,908	$ 2,936	$ 2,907	$ 2,834
Visits per episode	18.3	17.7	17.6	17.6	17.5	17.5	17.9	18.0	18.1	18.0	17.8	17.5	16.7

Almost Family, Inc. and Subsidiaries

Results of Operations – Supplemental Quarterly Data

	2014				2015				2016				2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Non-episodic:
Admissions	5,693	5,358	5,485	5,559	5,382	5,111	5,353	6,194	6,820	6,478	5,037	4,840	10,167
Census	3,299	3,265	3,377	3,325	3,265	3,375	3,933	5,003	5,397	5,431	5,132	4,383	7,185
Visits	92,632	95,326	96,815	100,841	95,734	97,725	103,275	125,782	148,467	146,022	137,493	120,755	201,342
Revenue	$ 8,897	$ 9,088	$ 9,074	$ 9,617	$ 8,937	$ 8,797	$ 10,932	$ 14,728	$ 13,990	$ 15,035	$ 13,429	$ 12,813	$ 21,086
Revenue per visit	$ 96	$ 95	$ 94	$ 95	$ 93	$ 90	$ 106	$ 117	$ 94	$ 103	$ 98	$ 106	$ 105
Visits per admission	16.3	17.8	17.7	18.1	17.8	19.1	19.3	20.3	21.8	22.5	27.3	24.9	19.8

Almost Family, Inc. and Subsidiaries

Results of Operations – Supplemental Quarterly Data

Other Home-Based Services

(In thousands, except for statistics)

	2014				2015				2016				2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net service revenues	$ 26,860	$ 28,294	$ 28,838	$ 29,118	$ 29,025	$ 29,679	$ 31,072	$ 38,854	$ 39,884	$ 40,012	$ 41,975	$ 40,675	$ 45,598
Cost of service revenues	18,823	19,220	19,581	19,615	20,306	19,934	21,130	25,696	27,343	27,476	29,278	27,876	30,503
Gross margin	8,037	9,074	9,257	9,503	8,719	9,745	9,942	13,158	12,541	12,536	12,697	12,799	15,095
General and administrative expenses:
Salaries and benefits	3,519	3,608	3,745	3,797	3,913	4,044	4,368	5,269	5,754	6,040	6,460	6,338	7,376
Other	1,990	1,945	2,317	2,420	1,798	2,053	2,432	3,253	3,116	3,445	3,736	2,165	3,905
Total general and administrative expenses	5,509	5,553	6,062	6,217	5,711	6,097	6,800	8,522	8,870	9,485	10,196	8,503	11,281
Operating income before corporate expenses	$ 2,528	$ 3,521	$ 3,195	$ 3,286	$ 3,008	$ 3,648	$ 3,142	$ 4,636	$ 3,671	$ 3,051	$ 2,501	$ 4,296	$ 3,814

Margin Analysis % of Revenue
Cost of service revenue	70.1%	67.9%	67.9%	67.4%	70.0%	67.2%	68.0%	66.1%	68.6%	68.7%	69.8%	68.5%	66.9%
G & A - salaries and benefits	13.1%	12.8%	13.0%	13.0%	13.5%	13.6%	14.1%	13.6%	14.4%	15.1%	15.4%	15.6%	16.2%
G & A - other	7.4%	6.9%	8.0%	8.3%	6.2%	6.9%	7.8%	8.4%	7.8%	8.6%	8.9%	5.3%	8.6%
Contribution	9.4%	12.4%	11.1%	11.3%	10.4%	12.3%	10.1%	11.9%	9.2%	7.6%	6.0%	10.6%	8.4%

Personal care locations:	61	61	61	61	61	62	66	73	72	71	80	76	74
Hospice locations:	1	1	1	1	1	1	1	1	1	1	1	1	16
`
Personal Care:
Admissions	1,519	1,653	1,667	1,619	1,427	1,651	1,725	2,076	2,446	2,591	2,638	1,996	2,341
Census	7,050	7,233	7,289	7,427	7,228	7,621	8,201	11,793	12,545	12,894	14,092	13,333	12,826
Hours of service	1,312,977	1,375,017	1,379,842	1,344,760	1,313,733	1,348,602	1,414,701	1,786,852	1,848,209	1,857,937	1,953,224	1,878,853	1,829,542
Hours per patient per week	14.3	14.6	14.6	13.9	14.0	13.6	13.3	11.7	11.3	11.1	10.7	10.8	10.9
Revenue	$ 26,860	$ 28,160	$ 28,627	$ 28,850	$ 28,761	$ 29,488	$ 30,837	$ 38,626	$ 39,693	$ 39,694	$ 41,688	$ 40,292	$ 38,554
Operating income	$ 2,639	$ 3,501	$ 3,136	$ 3,177	$ 2,898	$ 3,604	$ 3,067	$ 4,601	$ 3,737	$ 3,008	$ 2,540	$ 4,224	$ 2,348
Revenue per hour	$ 20.46	$ 20.48	$ 20.75	$ 21.45	$ 21.89	$ 21.87	$ 21.80	$ 21.62	$ 21.48	$ 21.36	$ 21.34	$ 21.45	$ 21.07
Cost per hour	$ 12.22	$ 12.27	$ 12.56	$ 12.77	$ 13.21	$ 13.18	$ 13.21	$ 12.75	$ 12.97	$ 13.08	$ 13.39	$ 13.15	$ 12.93

Hospice:
Admissions	—	10	15	19	16	14	16	23	23	26	33	15	758
Census	—	11	16	20	21	14	19	18	15	25	22	30	465
Length of stay	—	19	30	37	37	26	34	33	30	45	40	54	58
Revenue	$ -	$ 134	$ 211	$ 268	$ 264	$ 191	$ 235	$ 228	$ 191	$ 318	$ 287	$ 383	$ 7,044
Operating income	$ (111)	$ 20	$ 59	$ 109	$ 110	$ 44	$ 75	$ 35	$ (66)	$ 43	$ (39)	$ 72	$ 1,466
Revenue per day	$ -	$ 140	$ 141	$ 145	$ 141	$ 145	$ 139	$ 140	$ 140	$ 142	$ 142	$ 141	$ 166

Almost Family, Inc. and Subsidiaries

Results of Operations – Supplemental Quarterly Data

Healthcare Innovations

(In thousands, except for statistics)
	2014				2015				2016				2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net service revenues	$ 307	$ 256	$ 1,798	$ 182	$ 103	$ 130	$ 2,051	$ 1,167	$ 4,392	$ 5,644	$ 10,308	$ 5,684	$ 4,559
Cost of service revenues	91	68	64	68	46	19	484	553	2,424	2,582	2,824	2,903	2,242
Gross margin	216	188	1,734	114	57	111	1,567	614	1,968	3,062	7,484	2,781	2,317
General and administrative expenses:
Salaries and benefits	239	392	309	389	366	335	711	1,022	1,839	1,446	1,477	1,153	1,599
Other	232	223	348	133	208	178	371	375	802	896	956	1,069	1,061
Total general and administrative expenses	471	615	657	522	574	513	1,082	1,397	2,641	2,342	2,433	2,222	2,660
Operating income (loss) before corporate expenses	$ (255)	$ (427)	$ 1,077	$ (408)	$ (517)	$ (402)	$ 485	$ (783)	$ (673)	$ 720	$ 5,051	$ 559	$ (343)

Margin Analysis % of Revenue
Cost of service revenue	29.6%	26.6%	3.6%	37.4%	44.7%	14.6%	23.6%	47.4%	55.2%	45.7%	27.4%	51.1%	49.2%
G & A - salaries and benefits	77.9%	153.1%	17.2%	213.7%	355.3%	257.7%	34.7%	87.6%	41.9%	25.6%	14.3%	20.3%	35.1%
G & A - other	75.6%	87.1%	19.4%	73.1%	201.9%	136.9%	18.1%	32.1%	18.3%	15.9%	9.3%	18.8%	23.3%
Contribution	-83.1%	-166.8%	59.9%	-224.2%	-501.9%	-309.2%	23.6%	-67.1%	-15.3%	12.8%	49.0%	9.8%	-7.5%

ACO Management
Medicare ACO enrollees under management	43,792	43,972	43,972	43,972	83,133	83,133	83,133	83,133	121,881	121,881	121,881	121,881	141,556
ACOs under contract	7	7	7	7	11	11	11	11	14	14	14	14	15
Revenue	$ 307	$ 256	$ 1,798	$ 182	$ 103	$ 130	$ 1,462	$ 63	$ 171	$ 165	$ 4,619	$ 339	$ 543
Operating income (loss)	$ (255)	$ (427)	$ 1,077	$ (408)	$ (517)	$ (402)	$ 1,036	$ (375)	$ (392)	$ (479)	$ 3,832	$ (247)	$ (389)

Assessment Services
Assessments	-	-	-	-	-	-	1,962	3,432	15,575	19,820	21,019	19,400	15,212
Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ 589	$ 1,104	$ 4,221	$ 5,479	$ 5,689	$ 5,345	$ 4,016
Operating income (loss)	$ -	$ -	$ -	$ -	$ -	$ -	$ (551)	$ (408)	$ (281)	$ 1,199	$ 1,219	$ 806	$ 46

Noncontrolling Interest
CHS JV	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (941)
Imperium	94	169	(415)	157	199	155	(399)	144	151	185	(1,060)	71	109
Other	95	(205)	77	267	166	73	137	(7)	39	(52)	48	99	72
Net (gain) loss - noncontrolling interests	$ 189	$ (36)	$ (338)	$ 424	$ 365	$ 228	$ (262)	$ 137	$ 190	$ 133	$ (1,012)	$ 170	$ (760)